UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 22, 2004

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4034	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Hawaii Street

El Segundo, California 90245

(Address of principal executive offices including Zip Code)

(310) 536-2400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events and Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a press release issued on July 22, 2004 announcing that DaVita Inc. entered into a definitive agreement to acquire Physicians Dialysis, Inc.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number
99.1	Press Release of DaVita Inc, dated July 22, 2004.

Note: The information contained in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: July 22, 2004	/s/ LORI S. RICHARDSON-PELLICIONI
Lori S. Richardson-Pellicioni
General Counsel and
Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated July 22, 2004.